UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

PINNACLE ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NV 89109

April 10, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”), to be held at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 on Wednesday, May 10, 2006, at 10 a.m. local time.

At the annual meeting, you will be asked to consider and vote upon the following matters:

•	first, the election of eight directors to serve for the coming year on the Company’s Board of Directors;

•	second, a proposal to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan (the “Plan”) to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the Plan and the maximum number of shares which may be subject to incentive stock options under the Plan, such amendment to be subject to, and to become effective only upon, the consummation of our acquisition of Aztar Corporation;

•	third, a proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year; and

•	such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the annual meeting. The Proxy Statement contains important information concerning the directors to be elected at the annual meeting, the amendment to the Plan and the ratification of auditors, all of which we would like you to approve.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Daniel R. Lee

Chairman of the Board of Directors

and Chief Executive Officer

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NEVADA 89109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2006

TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), will be held on Wednesday, May 10, 2006, at 10 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119 and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of eight directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	To approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan (the “Plan”) to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the Plan and the maximum number of shares which may be subject to incentive stock options under the Plan, such amendment to be subject to, and shall become effective only upon, the consummation of our acquisition of Aztar Corporation;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year; and

4.	Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Information regarding the eight board nominees, the proposed amendment to the Plan and the ratification of the appointment of independent auditors is contained in the accompanying Proxy Statement, which you are urged to read carefully.

Only holders of record of the Company’s Common Stock at the close of business on April 3, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is very important. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Godfrey

Secretary

Las Vegas, Nevada

April 10, 2006

PINNACLE ENTERTAINMENT, INC.

3800 HOWARD HUGHES PARKWAY

LAS VEGAS, NEVADA 89109

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2006

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on Wednesday, May 10, 2006, at 10 a.m. local time, at the Four Seasons Hotel at 3960 Las Vegas Boulevard South, Las Vegas, Nevada 89119, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon: (i) the election of eight directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), (ii) the approval of an amendment to the Company’s 2005 Equity and Performance Incentive Plan (the “2005 Equity and Performance Incentive Plan”) to increase by 1,500,000 the maximum number of shares of Pinnacle Common Stock that may be issued or subject to awards under the 2005 Equity and Performance Plan and the maximum number of shares which may be subject to incentive stock options under the 2005 Equity and Performance Incentive Plan, such amendment to be subject to, and to become effective only upon, the consummation of our acquisition of Aztar Corporation, (iii) the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year and (iv) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 14, 2006. The address of the principal executive offices of the Company is 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of Pinnacle Common Stock at the close of business on April 3, 2006 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 47,942,292 shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by 2,758 stockholders. One-third, or 15,980,764, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, other than the vote upon the approval of the amendment to the 2005 Equity and Performance Incentive Plan, with respect to which a majority of the shares of Pinnacle Common Stock outstanding and entitled to vote, or 23,971,147, present in person or represented by proxy, will constitute a quorum. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.

Voting of Proxies; Votes Required

Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted “FOR” the election of each director nominee listed on the Proxy Card, “FOR” the approval of the amendment to the 2005 Equity and Performance Incentive Plan and “FOR” the ratification of appointment of independent auditors for the 2006 fiscal year. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Elections of directors are determined by a plurality of the votes cast at the Annual Meeting. The proposal to approve the amendment to the 2005 Equity and Performance Incentive Plan requires approval by the affirmative vote of a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting, provided that the total votes so cast on the proposal represent more than 50% of all shares entitled to vote on the proposal. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2006 fiscal year requires approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST.”

Abstentions; Broker Non-Votes; Withheld Votes

A stockholder may vote to “ABSTAIN” on any proposal that may properly come before the Annual Meeting other than the election of directors. If a stockholder votes to “ABSTAIN,” such stockholder’s shares will be considered present at the Annual Meeting for purposes of determining a quorum on all matters and will be considered entitled to vote, but will have no effect with respect to the outcome of the vote to elect directors or to ratify the appointment of independent auditors. An abstention will have the same effect as a vote “AGAINST” the proposal to approve the amendment to the 2005 Equity and Performance Incentive Plan. According to NYSE rules, a vote to “ABSTAIN” on the approval of the amendment to the 2005 Equity and Performance Incentive Plan will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for the purposes of determining quorum on all matters, but will not be considered entitled to vote on such matter or matters. As such, broker non-votes will have no effect on the proposal to approve the amendment to the 2005 Equity and Performance Incentive Plan, unless the votes otherwise cast on the proposal constitute less than over 50% of all shares entitled to vote on the proposal, and broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors.

Appraisal and Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.

Solicitation of Proxies and Expenses

The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of Pinnacle Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses. The estimated total cost for such record holder and broker expense fee is $25,000.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item No. 1 on Proxy Card)

At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of eight directors who will constitute the full Board of Directors of the Company. The eight nominees receiving the highest number of votes from holders of shares of Pinnacle Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. Broker non-votes will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees.

Each director elected will hold office until the next annual meeting of stockholders (and until his successor shall have been duly elected and qualified). All of the nominees listed below currently serve on the Board of Directors of the Company.

General

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders for a substitute nominee as directed by the Board of Directors.

There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in his capacity as such). See “—Information Regarding the Director Nominees.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

Information Regarding the Director Nominees

The following table lists the persons nominated by the Board of Directors for election as directors of the Company and provides their ages and current positions with the Company. Each of the nominees named below is currently a director of the Company and each was elected at last year’s annual meeting of stockholders. Biographical information for each nominee is provided below.

Name	Age	Position with the Company
Daniel R. Lee (a)(f)	49	Chairman of the Board of Directors and Chief Executive Officer

John V. Giovenco (b)(c)	70	Director

Richard J. Goeglein (d)	71	Director

Bruce A. Leslie (b)(e)(f)	55	Director

James L. Martineau (c)(d)	65	Director

Michael Ornest (b)	48	Director

Timothy J. Parrott (a)(c)(e)	58	Director

Lynn P. Reitnouer (a)(d)(e)	73	Director

(a)	Member of the Executive Committee

(b)	Member of the Audit Committee

(c)	Member of the Corporate Governance and Nominating Committee

(d)	Member of the Compensation Committee

(e)	Member of the Compliance Committee

(f)	Member of the Risk Management Oversight Committee

Mr. Lee has been the Company’s Chairman of the Board of Directors and Chief Executive Officer since April 2002; owner of LVMR, LLC (developer of casino hotels) from 2000 to 2002; Chief Financial Officer and Senior Vice President of HomeGrocer.Com, Inc. (internet grocery service) from 1999 until the sale of the company in 2000; Chief Financial Officer, Treasurer and Senior Vice President of Finance and Development of Mirage Resorts, Incorporated (major operator and developer of casino resorts) from 1992 to 1999; Director-Equity Research of CS First Boston from 1990 to 1992; and held various positions to Managing Director of Drexel Burham Lambert from 1980 to 1990.

Mr. Giovenco has been one of the Company’s Directors since February 2003; Director, Great Western Financial Corporation from 1979 to 1993; President and Chief Operating Officer, Sheraton Hotels Corporation 1993; Director, Hilton Hotels Corporation from 1980 to 1992; President and Chief Operating Officer, Hilton Gaming Corporation from 1985 to 1993; Executive Vice President-Finance, Hilton Hotels Corporation from 1980 to 1993; Chief Financial Officer, Hilton Hotels Corporation from 1974 to 1985; Chief Financial Officer, Hilton Gaming Corporation from 1972 to 1974; and Partner, Harris, Kerr, Forster, Certified Public Accountants (predecessor firm to PKF International) from 1967 to 1971.

Mr. Goeglein has been one of the Company’s Directors since December 2003 and was also a Director of the Company from 1997 to 1998; Owner and Managing Member, Evening Star Hospitality, LLC (acquirer, developer and operator of non-gaming resort properties) since 2003; President and Chief Operating Officer, Holiday Corporation (the parent company of Holiday Inns, Harrah’s Hotels and Casinos, Hampton Inns and Embassy Suites) from 1984 to 1987; Executive Vice President and Director, Holiday Corporation from 1978 to 1984; President and Chief Executive Officer, Harrah’s Hotels and Casinos from 1980 to 1984; and Director, Boomtown, Inc. from 1993 to 1997. Mr. Goeglein served as President from 1997 and Chief Executive Officer from 2000 of Aladdin Gaming, LLC and Aladdin Gaming Holdings, LLC (developer and operator of the Aladdin Resort & Casino in Las Vegas, Nevada), in each case until September 21, 2001; Aladdin Gaming, LLC filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on September 28, 2001.

Mr. Leslie has been one of the Company’s Directors since October 2002; Of Counsel, Beckley, Singleton (law firm) since December 2003; Partner, Leslie & Campbell (law firm) from 2001 to 2003; Partner, Bernhard & Leslie (law firm) from 1996 to 2001; Partner, Beckley, Singleton from 1986 to 1996; and Partner, Vargas & Bartlett (law firm) from 1979 to 1986.

Mr. Martineau has been one of the Company’s Directors since May 1999; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; Director, Apogee Enterprises, Inc. since 1978; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Chairman, Genesis Portfolio Partners, LLC (start-up company development) since July 1998; Director, Borgen Systems since 1994; and Trustee, Owatonna Foundation from 1973 to 2004.

Mr. Ornest has been one of the Company’s Directors since October 1998; private investor since 1983; Director of the Ornest Family Partnership since 1983; Director of the Ornest Family Foundation since 1993; Director of the Toronto Argonauts Football Club from 1988 to 1991; President of the St. Louis Arena and Vice President of the St. Louis Blues Hockey Club from 1983 to 1986; and Managing Director of the Vancouver Canadians Baseball Club, Pacific Coast League from 1979 to 1980.

Mr. Parrott has been one of the Company’s Directors since June 1998; Consultant to the Company from November 1998 to 2001; Chairman of the Board and Chief Executive Officer, On Stage Entertainment (entertainment production company) since October 2000, President, October 2000 to January 2002; Chairman of the Board and Chief Executive Officer, Boomtown, Inc. (gaming operations) from September 1992 to October 1998; President and Treasurer, Boomtown from June 1988 to September 1992; Director, Boomtown, Inc. from 1988 to October 1998; Director, Parrott Investment Company (a family-held investment company with agricultural interests in California) since October 1983, President and Chief Executive Officer from October 1985 to April 1994; and Director, Chronicle Publishing Company from April 1994 to August 2000.

Mr. Reitnouer has been one of the Company’s Directors since 1991; Director, Hollywood Park Operating Company from September 1991 to January 1992; Partner, Crowell Weedon & Co. (stock brokerage) since 1969; Director and Chairman of the Board, COHR, Inc. from 1986 to 1999; Director and Chairman of the Board, Forest Lawn Memorial Parks Association since 1975; and Trustee, University of California Santa Barbara Foundation (and former Chairman) since 1992.

Selection of Nominees for Director

It is the policy of the Board, as set forth in the Company’s Corporate Governance Guidelines, to select director nominees who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment, and willingness to devote the requisite time to their duties as director, and who will contribute to the Company’s overall corporate goals. Board members are evaluated and selected based on their individual merit as well as in the context of the needs of the Board as a whole.

The Corporate Governance and Nominating Committee is responsible for identifying, recruiting and reviewing, and recommending to the Board qualified individuals to be nominated for election or reelection as directors, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. Depending on the circumstances, the Corporate Governance and Nominating Committee considers candidates recommended by Board members, third parties and, to the extent deemed appropriate, director search firms.

Before recommending to the Board a new or incumbent director for election or reelection, the Corporate Governance and Nominating Committee reviews his or her qualifications, including capability, availability to serve, conflicts of interest, understanding of the gaming industry, finance and other elements relevant to the Company’s business, educational, business and professional background, age and past performance as a Board member (including past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities). The Corporate Governance and Nominating Committee, in conducting such evaluation, may also take into account such other factors as it deems relevant. The Corporate Governance and Nominating Committee also receives disclosures relating to a director’s independence and assists the Board in making determinations as to the independence of the directors. The Corporate Governance and Nominating Committee also conducts an annual review of the composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities, and satisfies the other requirements set forth in the Company’s Corporate Governance Guidelines.

The Corporate Governance and Nominating Committee will consider Board nominee recommendations by stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of common stock for at least two consecutive years as of the date of making the proposal and who submit in writing the names and supporting information to the Chair of the Corporate Governance and Nominating Committee at the address of the Company’s principal executive offices. A stockholder recommendation must contain: (a) the name and address of the stockholder making the recommendation, the class and number of shares of the Company’s capital stock owned beneficially by such stockholder, and documentary support that such stockholder satisfies the requisite stock ownership threshold and holding period; and (b) as to the proposed nominee, the name, age, business and residence addresses, principal occupation or employment, number of shares of the Company’s common stock held by the nominee, resume, information that would be required in a proxy statement soliciting proxies for the election of such nominee, and a signed consent of the nominee to serve as a director, if nominated and elected. In order to be considered, a stockholder recommendation for nomination with respect to an upcoming annual meeting of stockholders must be received by the Chair of the Corporate Governance and Nominating Committee no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, with certain exceptions that are set forth in the Company’s Corporate Governance Guidelines.

The Company’s policies and procedures regarding the selection of director nominees are described in greater detail in the Company’s Corporate Governance Guidelines and the Charter of the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. In addition, printed copies of such Corporate Governance Guidelines and Charter are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109.

As contrasted to a stockholder recommendation of a nominee for consideration by the Company’s Corporate Governance and Nominating Committee, stockholders who wish to nominate directors at future annual meetings must comply with the applicable provisions of the Company’s Bylaws, as described in this Proxy Statement under the caption “Stockholder Proposals for the Next Annual Meeting.”

The Board has determined that, other than Mr. Lee, who is Chairman and Chief Executive Officer of the Company, each nominee is an independent director as defined by the Corporate Governance Rules of the NYSE. In making this determination, the Board took into account the fact that Mr. Reitnouer is one of 67 partners at Crowell Weedon & Co., which acted as one of the several underwriters (though not a managing underwriter) of certain of the Company’s 2004 and 2006 securities offerings and which purchases shares on behalf of the Company pursuant to its Amended and Restated Directors Deferred Compensation Plan and has made certain other open market purchases of securities on behalf of the Company. In each offering in which Crowell Weedon & Co. acted as an underwriter, it received no more than 2% of the underwriting commissions paid in such offerings. The Board concluded that the nature and scope of this relationship did not preclude a finding of independence under the applicable NYSE rules with respect to Mr. Reitnouer and were otherwise immaterial in that such relationship would not interfere with the nominee’s exercise of independent judgment in his service as a director. The total fees (including underwriting commissions) received by Crowell Weedon & Co. for 2006 to date, 2005 and 2004 were $67,875, $725 and $101,598, respectively.

The directors nominated by the Board of Directors for election at the Annual Meeting were recommended by the Corporate Governance and Nominating Committee.

Communications with Directors

Stockholders wishing to communicate directly with the Board of Directors, the Chairman of the Board, the Chair of any committee, or the non-management directors as a group about matters of general interest to stockholders are welcome to do so by writing the Company’s Secretary at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109. The Secretary will forward these communications as directed.

Executive Sessions of the Board and the Presiding Director

The Company’s non-management directors will meet in executive session, as required by the Company’s Corporate Governance Guidelines. The Chair of the Audit Committee, currently Mr. Giovenco, will preside at these executive sessions. If the non-management directors include directors who are not independent for NYSE purposes, the independent directors will meet in executive session at least once a year. Any non-management director may request that an executive session of the non-management members of the Board be scheduled. Following such meetings, the Chair of the Audit Committee (or other designated director) will discuss with the Chairman of the Board and the Chief Executive Officer, to the extent appropriate, matters emanating from the executive sessions.

Code of Ethical Business Conduct

The Company has adopted a Code of Ethical Business Conduct, a code of ethics that applies to all of the Company’s directors, officers and employees, including the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Ethical Business Conduct is publicly available on the Company’s website at www.pnkinc.com and in print upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109. Any substantive amendments to the Code of Ethical Business Conduct or grant of any waiver to the Chief Executive Officer and the Chief Financial Officer from any provision of the code will be disclosed on the Company’s website or in a report on Form 8-K.

Board Meetings, Board Committees and Director Compensation

The full Board of Directors of the Company had 15 meetings in 2005 and acted by unanimous written consent on 1 occasion. During 2005, each incumbent director of the Company, attended at least 75% of the meetings of the Board of Directors and the Committees of the Board on which he served.

Although the Company has no formal policy with regard to Board members’ attendance at its annual meetings of stockholders, it is customary for the Company’s directors to attend. All of the Company’s directors attended the Company’s 2005 Annual Meeting of Stockholders.

The Company has a standing Executive Committee, which is chaired by Mr. Lee and currently consists of Messrs. Lee, Reitnouer, and Parrott. The Executive Committee has and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the fullest extent authorized by Delaware law. During 2005, the Executive Committee had 2 formal meetings and acted by unanimous written consent on 5 occasions.

The Company has a standing Audit Committee, which is chaired by Mr. Giovenco and currently consists of Messrs. Giovenco, Ornest and Leslie. Among its functions, the Audit Committee is: (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged to audit the Company’s financial statements or to perform other audit, review or attest services for the Company; (ii) to discuss with the independent auditors their independence; (iii) to review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and (iv) to recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the previous fiscal year for filing with the SEC.

Messrs. Giovenco, Ornest and Leslie are independent as that term is defined in Rule 303A.02 of the NYSE listing standards and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Giovenco is an “audit committee financial expert” as defined by SEC rules based upon, among other things, his accounting background and his having served as the chief financial officer of a large public company involved in the gaming industry. The Audit Committee met 15 times in 2005.

The Company has a standing Compensation Committee, which is chaired by Mr. Reitnouer and currently consists of Messrs. Reitnouer, Goeglein and Martineau. Among its functions, the Compensation Committee is: (i) to determine and approve, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer; (ii) to make recommendations to the Board of Directors regarding the compensation of the other four highest-compensated officers of the Company; and (iii) to provide recommendations with respect to, and administer, the Company’s incentive-compensation, stock option and other equity-based compensation plans. The Compensation Committee met 10 times in 2005 and acted by unanimous written consent on 3 occasions.

The Company has a standing Corporate Governance and Nominating Committee, which is chaired by Mr. Martineau and currently consists of Messrs. Martineau, Giovenco and Parrott. Among its functions, the

Corporate Governance and Nominating Committee is: (i) to establish procedures for the selection of directors; (ii) to identify, evaluate and recommend to the Board candidates for election or reelection as directors, consistent with criteria set forth in the Company’s Corporate Governance Guidelines; (iii) to develop and recommend to the Board, if appropriate, modifications or additions to the Company’s Corporate Governance Guidelines or other corporate governance policies or procedures; and (iv) to develop procedures for, and oversee, an annual evaluation of the Board and management. Messrs. Martineau, Giovenco and Parrott are independent as that term is defined in the NYSE’s listing standards. The Corporate Governance and Nominating Committee met 3 times in 2005.

The Board of Directors has adopted a written Charter for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. Printed copies of these documents are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109.

The Company has a standing Compliance Committee which monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates. Messrs. Leslie, Parrott and Reitnouer currently serve on the Company’s Compliance Committee with other Compliance Committee members who are not directors, and on the Compliance Subcommittee of the Board of Directors. The Compliance Subcommittee was instituted to ensure timely notification to the Board of Directors of any material compliance issues, assist the Compliance Committee in performing its duties and supervise the Company’s actions in response to reports received from the Company’s employee hotline.

The Company has a standing Risk Management Oversight Committee, which is chaired by Mr. Leslie and currently consists of Messrs. Leslie and Lee. The purpose of the Risk Management Oversight Committee is to oversee the risk management activities of the Company. Among its functions, the Risk Management Oversight Committee is: (i) to meet with the director of the Company’s Risk Management Department to review the Company’s existing insurance policies and programs and to review and approve the plan and scope of the proposed insurance programs for the next year; (ii) to discuss with the Company’s principal independent insurance brokers the Company’s insurance policies and programs for their assessment as to the appropriateness of such programs; and (iii) to discuss with such insurance brokers their relationships with and independence from the Company’s insurance carriers. It is not the duty of the Risk Management Oversight Committee to determine the Company’s insurance policies and programs, but simply to consult with and review the determinations made by the responsible members of management with respect to such matters.

Each director holds office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, retirement, resignation or removal from office. Directors are entitled to receive an annual retainer of $50,000. Directors are entitled to receive $1,500 for each live Board meeting and $500 for each telephonic Board meeting attended. Members of the Executive Committee, Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Compliance Committee and directors serving on the Company’s Risk Management Oversight Committee also receive $1,500 for each live committee meeting and $500 for each telephonic meeting attended. In addition, the chair of each such committee receives an additional $5,000 per year to serve in such capacity, except for the chair of the Audit Committee who receives $10,000 per year to serve in such capacity. Mr. Lee does not receive any fees or retainer for his services as director.

On May 3, 2005 each director (other than Mr. Lee) was granted 10,000 options, which have a five year vesting period.

Each director may elect to receive the retainer and any fees for meetings attended in cash or in deferred compensation (as cash or stock) under the Company’s Amended and Restated Directors Deferred Compensation Plan as outlined below.

The Company allows the directors, their families and invited guests to use the corporate aircraft to attend meetings or other business events. The cost of these flights is calculated at the Standard Industry Fare Level (“SIFL”) rate and appropriately included as taxable income reported to the directors. The aggregate incremental cost for these trips to the Company when the aircraft is otherwise traveling for business purposes is a de minimis amount.

Amended and Restated Directors Deferred Compensation Plan

Participation in the Company’s Amended and Restated Directors Deferred Compensation Plan (the “Directors Plan”) is limited to directors of the Company, and each eligible director may elect to defer all or a portion of his or her annual retainer and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. The only condition to each director’s receipt of shares credited to his deferred compensation account is cessation of such director’s service as a director of the Company. As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either (i) cash, (ii) the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter or month which he elected to defer, by the average of the closing price of Pinnacle Common Stock on the NYSE on the last ten business days of the calendar quarter or month for which such compensation is payable or (iii) a combination of cash and shares of Pinnacle Common Stock as described in clause (i) and (ii) above. Were a director to defer cash compensation, all such amounts credited to the director’s deferred compensation account would bear interest at an amount to be determined from time to time by the Board of Directors.

If a director has elected to receive shares of Pinnacle Common Stock in lieu of his or her retainer and the Company declares a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the NYSE on the date such dividend was paid. In addition, if the Company declares a dividend payable in shares of Pinnacle Common Stock, the director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock for such stock dividend.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until distributed in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of the Company. Each participating director may elect to have the aggregate amount of cash and shares credited to his or her deferred compensation account distributed to him or her in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director of the Company. Prior to the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his or her deferred compensation account in such calendar year. However, amounts credited to a director’s account prior to the effective date of any such change may not be affected by such change, but rather will be distributed following the cessation of the director’s service in accordance with the director’s election at the time such amounts were originally credited to the director’s deferred compensation account.

The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 275,000 shares, of which 223,939 have been issued as of March 31, 2006. The Company is not required to reserve or set aside funds or shares of Pinnacle Common Stock for the payment of its obligations pursuant to the Directors Plan. The Company is obligated to make available, as and when required, a sufficient number of shares of Pinnacle Common Stock to meet the needs of the Directors Plan. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares. Historically, each time shares are credited to directors’ deferred compensation accounts, the Company has purchased an equal number of shares and deposited them into a separate brokerage account established for the Directors Plan.

Amendment, modification or termination of the Directors Plan may not (i) adversely affect any eligible director’s rights with respect to amounts then credited to his or her account or (ii) accelerate any payments or distributions under the Directors Plan (except with regard to bona fide financial hardships).

Compensation Committee Interlocks and Insider Participation

Messrs. Goeglein, Reitnouer and Martineau served on the Compensation Committee in 2005. None of the three members of the Compensation Committee was an officer or employee or former officer or employee of the Company or its subsidiaries and no such member has any interlocking relationships with the Company that are subject to disclosure under the rules of the SEC relating to compensation committees.

Executive Officers

Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “—Executive Compensation.” The current executive officers of the Company are as follows:

Name	Age	Position with the Company
Daniel R. Lee	49	Chairman of the Board of Directors and Chief Executive Officer

Wade W. Hundley	40	President

Stephen H. Capp	44	Executive Vice President and Chief Financial Officer

John A. Godfrey	56	Executive Vice President, Secretary and General Counsel

Alain Uboldi	59	Chief Operating Officer

Biographical information for Mr. Lee is provided above. See “—Information Regarding the Director Nominees of the Company.”

Mr. Hundley has served as the Company’s President since February 2005; Executive Vice President and Chief Operating Officer of the Company from September 2001 to February 2005; Executive Vice President in the Office of the CEO of Harveys Casino Resorts (gaming operations) from December 2000 through July 2001; and Principal, Colony Capital (private equity investment), June 1993 through November 2000.

Mr. Capp has served as the Company’s Executive Vice President and Chief Financial Officer since January 2003; Managing Director, Bear, Stearns & Co. Inc. from 1999 to January 2003; Group Head, BancAmerica Securities’ Latin America debt distribution business from 1997 to 1999; Managing Director, BancAmerica Securities from 1992 to 1997; and, Finance Associate followed by Vice President, Security Pacific Merchant Bank from 1989 to 1992.

Mr. Godfrey has served as the Company’s Executive Vice President since February 2005 and as Secretary and General Counsel since August 2002; Senior Vice President of the Company from August 2002 to February 2005; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Attorneys (and former President) since October 2000; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Mr. Uboldi has served as the Company’s Chief Operating Officer since February 2005; Regional Vice President and General Manager of the Company’s L’Auberge’ du Lac Hotel & Casino development from February 2004 to February 2005; Vice President and General Manager of the Company’s Belterra Casino Resort

property from November 2001 to January 2004; President of A Winning Solution (gaming consulting company) in 2001; and President and Chief Operating Officer of Lady Luck Gaming Corporation (casino gaming company) from 1993 to 2000.

Executive Compensation

The following table summarizes the annual and long-term compensation of, and options to purchase Pinnacle Common Stock (“Pinnacle Stock Options”) granted to, the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose annual salaries and bonuses exceeded $100,000 in total during the 2005 fiscal year (collectively, the “Named Officers”). None of the Named Officers held stock appreciation rights during the years reported in the table.

		Annual Compensation						Long Term Compensation Awards
Name & Principal Position	Year	Salary ($)			Bonus ($) (a)		Other Annual Compensation ($) (b)	Securities Underlying Options (#)	All Other Compensation ($) (c)
Daniel R. Lee	2005		$774,520	(d)		$1,312,500	$38,742	600,000		$10,066
Chairman of the Board of Directors and Chief Executive Officer	2004 2003	$ $	600,000 600,000		$ $	800,000 400,000	— —	0 0	$ $	18,465 8,326

Wade W. Hundley	2005		$400,000			$440,680	—	145,000		$12,488
President (Executive Vice President and Chief Operating Officer through February 2005)	2004 2003	$ $	400,000 400,000		$ $	365,000 275,000	— —	0 0	$ $	11,040 9,156

Stephen H. Capp	2005		$360,000			$390,000	$2,568	100,000		$9,385
Executive Vice President and Chief Financial Officer	2004 2003	$ $	360,000 350,000	(f)	$ $	325,000 200,000	— —	0 286,739	$ $	51,772 54,469	(e) (g)

John A. Godfrey	2005		$360,000			$310,000	—	100,000		$9,690
Executive Vice President, Secretary and General Counsel (Senior Vice President, Secretary and General Counsel through February 2005)	2004 2003	$ $	360,000 360,000		$ $	260,000 200,000	— —	0 0	$ $	7,902 3,204

Alain Uboldi	2005		$345,770	(h)		$300,680	$4,984	100,000		$45,020	(i)
Chief Operating Officer (since February 2005)

(a)	For Fiscal 2005, the amounts in the table include for each Named Officer a deferred bonus that will be paid in three equal annual installments beginning in January 2007 of : Mr. Lee—$656,250; Mr. Hundley—$90,000; Mr. Capp—$90,000; Mr. Godfrey—$75,000; and Mr. Uboldi—$75,000. For Fiscal 2004, the amounts in the table include for each Named Officer a deferred bonus paid in three equal annual installments beginning in January 2006 of : Mr. Lee—$400,000; Mr. Hundley—$75,000; Mr. Capp—$75,000; and Mr. Godfrey—$60,000. To receive the deferred bonus, each Named Officer must continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company in which case the deferred bonus is payable immediately.

(b)	The aggregate value, based upon the incremental cost to the Company, of perquisites and personal benefits to each named executive officer for each year was less than $50,000 and, under the SEC’s disclosure rules, is not included. Company-provided perquisites and personal benefits made available to executive officers include non-business flights on corporate aircraft by executives, their families, and invited guests when the aircraft is otherwise traveling for business purposes. The aggregate incremental cost to the Company for flying as additional passengers on business flights is a de minimis amount.

The amounts included in the table for Messrs. Lee, Capp and Uboldi do, however, reflect personal use of Company aircraft at the SIFL rate, which amount was reported as taxable income to the executives on form W-2. The amounts also include reimbursement for the payment of taxes associated with such income.

(c)	For Fiscal 2005, the amounts include: 401(k) matching contributions of $5,702 for Mr. Lee, $3,779 for Mr. Hundley, $5,250 for Mr. Capp, $3,663 for Mr. Godfrey and $4,750 for Mr. Uboldi; term life insurance premium payments of $1,260 for Mr. Lee, $840 for Mr. Hundley, $804 for Mr. Capp, $3,457 for Mr. Godfrey and $3,096 for Mr. Uboldi; executive health payments $3,104 for Mr. Lee, $7,869 for Mr. Hundley, $3,331 for Mr. Capp, $2,569 for Mr. Godfrey and $2,988 for Mr. Uboldi. For Fiscal 2004, the amounts include: 401(k) matching contributions of $4,687 for Mr. Lee, $4,687 for Mr. Hundley, $4,687 for Mr. Capp and $5,004 for Mr. Godfrey; term life insurance premium payments of $801 for Mr. Lee, $481 for Mr. Hundley, $529 for Mr. Capp and $1,216 for Mr. Godfrey; and executive health payments of $12,977 for Mr. Lee, $5,872 for Mr. Hundley, $2,116 for Mr. Capp and $1,682 for Mr. Godfrey. For Fiscal 2003, the amounts include: 401(k) matching contributions of $1,875 for Mr. Lee, $2,027 for Mr. Hundley, $0 for Mr. Capp and $0 Mr. Godfrey; term life insurance premium payments of $810 for Mr. Lee, $486 for Mr. Hundley, $540 for Mr. Capp and $1,242 for Mr. Godfrey; and executive health payments of $5,641 for Mr. Lee, $6,643 for Mr. Hundley, $3,929 for Mr. Capp and $1,962 for Mr. Godfrey.

(d)	Mr. Lee’s salary for 2005 reflects an annual salary of $600,000 prior to the increase to $875,000 effective May 1, 2005.

(e)	Mr. Capp was reimbursed $43,940 for expenses incurred in connection with his relocation to Las Vegas, Nevada.

(f)	Mr. Capp was employed by the Company as of January 11, 2003. Reflects proportionate share of his annual salary of $360,000.

(g)	Mr. Capp received a $50,000 relocation bonus in connection with his relocation to Las Vegas, Nevada.

(h)	Mr. Uboldi’s salary for 2005 reflects an annual salary of $325,000 prior to his promotion and an annual salary of $350,000 after his promotion in February 2005.

(i)	Mr. Uboldi was reimbursed $34,186 for expenses incurred in connection with his relocation to Las Vegas.

Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005, excluding the additional shares we are proposing to add to the 2005 Equity and Performance Incentive Plan in Proposal 2:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders

Stock options (3)	5,164,687		$11.72		1,595,715
Directors Plan	67,447	(4)	$12.56	(5)	51,653

Total	5,232,134		$11.73		1,647,368

Equity compensation plans not approved by security holders (6)	339,540		$7.87		0

Total	5,571,674		$11.50		1,647,368

(1)

As of March 31, 2006, the total number of securities to be issued upon exercise of outstanding options, warrants and rights consists of 5,521,923 shares of Pinnacle Common Stock underlying outstanding stock options and 68,041 shares issuable under the Directors Plan. These stock options have a weighted average exercise price of $11.76 per share and a weighted average contractual life of 7.09 years (as of March 31, 2006). The weighted average purchase price of these Directors Plan shares is $12.71 per share (as of March 31, 2006).

(2)	As of March 31, 2006, there were 1,562,376 shares available for future grants under the Company’s equity compensation plans approved by shareholders, including 1,511,315 shares available under the 2005 Equity and Performance Incentive Plan and 51,061 shares available under the Directors Plan.

(3)	Consists of (i) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to the Company’s 2005 Equity and Performance Incentive Plan and the Company’s 1993, 1996, 2001 and 2002 stock option plans; (ii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted outside of the Company’s stock option plans to members of the Company’s management team and approved by the Company’s stockholders; and (iii) shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to pre-merger stock option plans of Boomtown, Inc. and Casino Magic Corp. that the Company assumed. The Boomtown, Inc. and Casino Magic Corp. stock option plans were approved by the stockholders of Boomtown, Inc. and Casino Magic Corp., respectively, prior to the Company’s acquisition of such companies in 1997 and 1998, respectively.

(4)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Amended and Restated Directors Deferred Compensation Plan” above. All such shares are fully vested and payable upon cessation of service as a director.

(5)	Based on the purchase price of the shares credited to the directors’ deferred compensation accounts under the Directors Plan.

(6)	Consists of shares of Pinnacle Common Stock to be issued upon the exercise of 86,739 options granted to the Company’s CFO in 2003, 250,801 options granted to the Company’s Chairman and CEO in 2002, and 2,000 options issued to a director in 1996. The options granted to the Company’s CEO and CFO in 2002 and 2003, respectively, were granted to each such officer in connection with his original retention by the Company.

Upon the approval of the 2005 Equity and Performance Incentive Plan at the 2005 Annual Meeting, the Company canceled the 1993, 1996, 2001 and 2002 Stock Option Plans (the “Prior Plans”), so that no further grants or awards will be made under the Prior Plans. However, any shares subject to awards under the Prior Plans which are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, are authorized for issuance under the 2005 Equity and Performance Incentive Plan. In addition, grants and awards made under the Prior Plans before their cancellation will continue in effect. The grants provided pursuant to the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee (collectively, the “Individual Arrangements”), also will continue in effect, and such shares will be authorized for issuance under the 2005 Equity and Performance Incentive Plan in the event of forfeiture, expiration or termination without issuance of shares.

Executive Deferred Compensation Plan

In 2000, the Company adopted the Executive Deferred Compensation Plan (“Executive Plan”), which allows certain highly compensated employees of the Company and its subsidiaries to defer, on a pre-tax basis, a portion of their base annual salaries and bonuses. The Executive Plan is administered by a committee appointed by the Board of Directors (the “Executive Plan’s Committee”), which at present is the Compensation Committee of the Board of Directors, and participation in the Executive Plan is limited to employees who are (i) determined by the Company to be includable within a select group of employees, (ii) specifically selected by the Company, and (iii) approved by the Compensation Committee.

The Company may terminate, amend or modify the Executive Plan with respect to its participating employees at any time, subject to certain limitations set forth in the Executive Plan. The Company has amended and restated its Executive Plan to comply with the provisions of the American Jobs Creation Act of 2004 (the “New Law”) and to make certain other changes in the Executive Plan.

The amended and restated Executive Plan (the “Amended and Restated Executive Plan”) first applied to elections participating employees made in December 2004 to defer their 2005 salaries, bonuses payable in early 2005, and bonuses paid in early 2006. The Amended and Restated Executive Plan also applies to any amounts participating employees elected to defer in December 2005 and will elect to defer in later years.

Under the Amended and Restated Executive Plan, a participating employee may elect in December of each year to defer up to 75% of his or her salary for the next year, and up to 90% of his or her bonus for the next year. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto. The Company does not make contributions to the Amended and Restated Executive Plan for the benefit of such employees. Amounts that a participating employee elects to defer under the Amended and Restated Executive Plan will be credited with interest at 3% per annum. However, if a participating employee dies, becomes disabled, or retires, such participant’s benefits will be recalculated with an interest rate of 10% per annum. If employment terminates for any other reason, the Executive Plan’s Committee, in its sole discretion, may decide to use the 10% rate to determine the amount that should be credited to such participating employee’s account. The intent of such discretion by the Committee is to allow the Committee to distinguish between employees who may leave to pursue interests unrelated to the Company’s activities and employees who may leave to pursue activities that might be at odds with the Company’s interests, such as working for a competitor. Additionally, to the extent permitted in IRS guidance under the New Law, a participating employee will receive an immediate payment of his or her deferred amounts with interest at the 10% rate upon a change in control of the Company. The Executive Plan’s Committee has the discretion to change these rates as of the beginning of any year on a prospective basis.

Distributions under the Amended and Restated Executive Plan are payable upon death, disability and upon the occurrence of a financial emergency (as defined in the New Law). A participating employee will also receive distributions upon a change in control of the Company, to the extent permitted in IRS guidance under the New Law. When making an election to defer salary and bonus, a participating employee can specify that the amounts deferred will be paid on certain dates at least two years after the amounts are deferred.

The provisions of the Executive Plan before its amendment will remain in effect for any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, including, but not limited to the following provisions:

(a) For purposes of determining the rate of return credited on any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, each participating employee may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating employee’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his or her deferral compensation account shall be adjusted according to the performance of such funds. Although the fund investment alternatives under the Executive Plan are different from those under the Company’s 401(k) plan, the Company does not believe the participants in the Executive Plan are entitled to a preferential return on amounts deferred in relation to the return available to employees generally under the 401(k) plan. The Company is not obligated to acquire or hold any investment fund assets.

(b) A participating employee may receive at any time 90% of his or her account balance attributable to deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, subject to forfeiture of 10% of the account balance.

As with all non-qualified deferred compensation plans, a participating employee’s rights against the Company to receive the deferred amounts are limited to the rights of an unsecured general creditor. The Company’s obligation to pay benefits under the Executive Plan, both before and after its amendment, is not backed by any security interest in the Company’s assets to assure payment of the deferred amounts.

Option Grants in Last Fiscal Year

The following table summarizes the option grants to Named Officers during the year ended December 31, 2005. All options granted during 2005 were at the closing market price of Pinnacle Common Stock on the day of grant. No stock appreciation rights have been granted within the past five years or are outstanding.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in the Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)	10% ($)
Daniel R. Lee	600,000	30.04%	$14.70	05/03/2015	$5,546,851	$14,056,808
Wade Hundley	36,390	1.82%	$15.18	05/02/2015	$347,402	$880,384
Wade Hundley	88,610	4.44%	$14.70	05/03/2015	$819,177	$2,075,956
Wade Hundley	20,000	1.00%	$16.92	05/16/2015	$212,818	$539,322
Steve Capp	100,000	5.01%	$16.92	05/16/2015	$1,064,090	$2,696,612
Jack Godfrey	100,000	5.01%	$16.92	05/16/2015	$1,064,090	$2,696,612
Alain Uboldi	100,000	5.01%	$17.75	02/08/2015	$1,116,288	$2,828,893

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Value

The following table sets forth information with respect to the exercise of Pinnacle Stock Options by Named Officers during the year ended December 31, 2005, and the final year-end value of unexercised Pinnacle Stock Options.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-The- Money Options at Fiscal Year-End ($) (a)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel R. Lee	0	$0	649,350	816,451	$10,558,431	$9,525,493
Wade Hundley	0	$0	350,000	195,000	$5,622,250	$2,144,083
Stephen H. Capp	0	$0	114,695	272,044	$2,140,209	$3,989,341
John A. Godfrey	0	$0	150,000	200,000	$2,653,500	$2,548,000
Alain Uboldi	0	$0	42,000	118,000	$707,410	$984,840

(a)	Based on the closing price of Pinnacle Common Stock on December 31, 2005 of $24.71.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Daniel R. Lee

On June 6, 2005, the Company and Mr. Lee entered into a three-year Amended and Restated Employment Agreement (the “Employment Agreement”), effective as of May 1, 2005, which amended and restated the original four-year employment agreement signed in 2002. Unless earlier terminated under certain circumstances, the Employment Agreement shall continue in force until April 30, 2008, with automatic one-year renewals commencing on May 1, 2007 and as of May 1 of each year thereafter unless either party gives notice of non-renewal at least 90 days prior to the next renewal date, provided that no such renewal period shall extend past Mr. Lee’s 65th birthday.

Mr. Lee’s annual salary, effective as of May 1, 2005, shall be at least $875,000 per year. The annual salary will be reviewed by the Compensation Committee of the Company’s Board of Directors no less frequently than annually and may be increased (but not decreased) at the discretion of the Board. Mr. Lee will be entitled to earn bonuses with respect to each year of the term up to 150% of his annual salary with a targeted bonus of 75% of his annual salary based upon meeting performance targets with respect to the Company’s earnings, before interest, taxes, depreciation and amortization that shall be established by the Compensation Committee in consultation with Mr. Lee. The parties contemplate that the setting of the targets and goals and the payment of bonuses will be done in such a manner as to qualify such bonuses as “performance based” compensation under Section 162(m) of the Internal Revenue Code. Pursuant to the Employment Agreement, on May 3, 2005, Mr. Lee was granted an option to purchase 600,000 shares of Pinnacle Common Stock at an exercise price of $14.70 per share (the per share fair market value of Pinnacle Common Stock on the date of grant).

If Mr. Lee’s employment (1) is terminated by the Company due to disability, (2) is terminated without cause or Mr. Lee terminates for “good reason” (as defined in the Employment Agreement) prior to a “change of control” (as defined in the Employment Agreement) or after 24 months following a “change of control,” or (3) is terminated without cause or he terminates for “good reason” on or within 24 months following a “change of control,” then, among other things, Mr. Lee is entitled to (a) receive an amount equal to a sum of not less than (i) his annual salary then in effect plus (ii) the greater of his targeted bonus for that year or the average of the actual annual bonuses paid to him in the three consecutive years prior to the year of termination, times (iii) the number of years and partial years remaining in the term disregarding any early termination thereof, but in no event less than a “specified percentage” of the sum of (i) and (ii) above, (b) a pro rata annual bonus for the year of termination based on the targeted bonus for such year and a continuation of health and disability insurance coverage, and (c) accelerated vesting of his outstanding stock options along the following schedule: (i) acceleration of all options granted prior to 2005, plus (ii) 1/3 of his stock options granted in 2005 if such termination occurs during the first year of the term, and 2/3 of his stock options granted in 2005 if such termination occurs during the second year of the term, and all of his stock options will be vested if such termination occurs during the third or subsequent years of the term. The “specified percentage” shall be 150% in the case of a termination under clauses (1) and (2) above and shall be 250% in the case of a termination under clause (3) above. The severance benefit in clause (a) above shall be paid in a lump sum in the event of a termination under clauses (1) and (3) above and over 18 months in the event of a termination under clause (2) above. If a change of control occurs and Mr. Lee’s employment is terminated by the Company without cause within 6 months prior to the date of any change of control or at the request of a potential acquiror, such termination will be deemed to have occurred after the change of control. The Employment Agreement also provides for continuation of health benefits coverage for Mr. Lee and his dependents and disability insurance coverage for him for specified periods following termination described in this paragraph. If any payment or distribution that Mr. Lee may receive under the Employment Agreement or otherwise would constitute a change in control payment under Section 280G of the Internal Revenue Code which would subject him to an excise tax, Mr. Lee will be entitled to receive an additional tax gross-up payment from the Company.

Wade W. Hundley

The Company has entered into a four-year employment agreement with Mr. Hundley, effective March 14, 2003. Mr. Hundley’s annual compensation is $400,000. Under this agreement, subject to the discretion of the Chief Executive Officer and the Board of Directors, Mr. Hundley will also be entitled to earn annual bonuses.

If Mr. Hundley terminates his employment for good reason (other than in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Hundley without cause (other than in the event of a change of control as defined in the employment agreement), Mr. Hundley will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $400,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (the “Hundley Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Hundley obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Hundley. If the Company terminates Mr. Hundley (other than in connection with a change of control), Mr. Hundley will have an affirmative obligation to mitigate the Hundley Severance Benefit. However, if the Company terminates Mr. Hundley, or Mr. Hundley terminates his employment for good reason, in connection with a change of control, Mr. Hundley will be entitled, in lieu of the

Hundley Severance Benefit, to a lump sum payment equal to (x) two year’s base salary, plus (y) two times the largest annualized bonus that was paid to Mr. Hundley during the two years preceding the change of control (the “Hundley Change of Control Severance Benefit”). Mr. Hundley will have no obligation to mitigate the Hundley Change of Control Severance Benefit.

Stephen H. Capp

The Company has entered into a four-year employment agreement with Mr. Capp, effective January 11, 2003. Mr. Capp’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Capp’s service to the Company during the applicable year and, provided that in the first two years of his employment, the annual bonuses would be at least $140,000 per year. The agreement also provided that the Company would pay Mr. Capp’s reasonable relocation expenses as well as a one-time starting and relocation bonus of $50,000. Pursuant to the employment agreement, Mr. Capp’s compensation includes grants of options to purchase an aggregate of 286,739 shares of Pinnacle Common Stock at an exercise price of $6.05 (the per share fair market value of Pinnacle Common Stock on the day of the grants), 200,000 of which options were granted under the Company’s stock option plans. The options vest in five equal annual installments beginning January 11, 2004 and expire on January 11, 2013.

If Mr. Capp terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Capp without cause, Mr. Capp will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Capp after a change of control) (the “Capp Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Capp obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Capp. If the Company terminates Mr. Capp other than in connection with a change of control, Mr. Capp will have an affirmative obligation to mitigate the Capp Severance Benefit. However, Mr. Capp will have no duty to mitigate the Capp Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Capp’s employment is terminated in the middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

John A. Godfrey

The Company has entered into a five-year employment agreement with Mr. Godfrey, effective August 13, 2002. Mr. Godfrey’s annual compensation is $360,000, with annual bonuses targeted at $180,000 based on Mr. Godfrey’s service to the Company during the applicable year. Pursuant to the employment agreement, Mr. Godfrey’s compensation includes grants of options to purchase an aggregate of 250,000 shares of Pinnacle Common Stock at an exercise price of $7.02 (the per share fair market value of Pinnacle Common Stock on the day of the grants). The options vest in five equal annual installments beginning August 13, 2003 and expire on August 13, 2012.

If Mr. Godfrey terminates his employment for good reason (including in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Godfrey without cause, Mr. Godfrey will (a) so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $360,000 through the end of the employment contract term (plus unpaid guaranteed bonuses applicable to the first two years of the term of the employment agreement) or, if the balance of the contract term is less than one year, for one year (which amount shall be payable in a lump sum in the event of termination by the Company or by Mr. Godfrey after a change of control) (the “Godfrey Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Godfrey obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries, and (b) immediately vest in all Pinnacle Stock Options held by Mr. Godfrey. If the Company terminates Mr. Godfrey other than in connection with a change of control, Mr. Godfrey will have an affirmative obligation to mitigate the Godfrey Severance Benefit. However, Mr. Godfrey will have no duty to mitigate the Godfrey Severance Benefit with respect to two year’s base salary and one year’s guaranteed bonus (to the extent such guaranteed bonuses have not been paid). In addition, if Mr. Godfrey’s employment is terminated in the middle of the year in connection with a change of control, he will be entitled to any bonus or prorated portion thereof that he would otherwise have been entitled to for such year.

Alain Uboldi

On May 5, 2005, the Company entered into an amended and restated employment agreement with Mr. Alain Uboldi. The terms of Mr. Uboldi’s former employment agreement have been modified to reflect the new title, salary and duties associated with the change in his position from the Company’s General Manager of the L’Auberge du Lac property to Chief Operating Officer of the Company. The employment agreement was effective as of February 17, 2005 and expires on December 22, 2006.

Under the employment agreement, Mr. Uboldi is entitled to receive annual compensation of $350,000 and, subject to the discretion of the Chief Executive Officer and the Board of Directors, Mr. Uboldi also is entitled to annual bonuses. If Mr. Uboldi terminates his employment for good reason (other than in the event of a change of control as defined in the employment agreement), or if the Company terminates Mr. Uboldi without cause (other than in the event of a change of control as defined in the employment agreement), Mr. Uboldi will, so long as he does not compete with the Company or its subsidiaries in the gaming business prior to the end of the employment contract term, (i) receive an annual salary of $350,000 through the end of the employment contract term or, if the balance of the contract term is less than one year, for one year (the “Uboldi Severance Benefit”), and (ii) retain his health and disability insurance until the earlier of (x) the end of the contract term or, if the balance of the contract term is less than one year, for one year, and (y) the date on which Mr. Uboldi obtains health or disability coverage under a plan not maintained by the Company or its subsidiaries (the “Insurance Continuation Term”). If the Company terminates Mr. Uboldi (other than in connection with a change of control), Mr. Uboldi will have an affirmative obligation to mitigate the Uboldi Severance Benefit. However, if the Company terminates Mr. Uboldi, or Mr. Uboldi terminates his employment for good reason, in connection with a change of control, Mr. Uboldi will, (i) in lieu of the Uboldi Severance Benefit, be entitled to a lump sum payment equal to (x) two year’s base salary, plus (y) two times the largest annualized bonus that was paid to Mr. Uboldi during the two years preceding the change of control (the Uboldi Change of Control Severance Benefit”), (ii) immediately vest in all Company stock options held by Mr. Uboldi, and (iii) be entitled to retain his health and disability insurance for the Insurance Continuation Term. Mr. Uboldi will have no obligation to mitigate the Uboldi Change of Control Severance Benefit.

The deferred bonuses described in footnote (b) to the executive compensation table will be paid to the Named Executives who continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company in which case the deferred bonus is payable immediately.

The Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2005, and the notes thereto.

Review with Management

Management is responsible for preparing the Company’s financial statements and the reporting process, including the system of internal control. The Audit Committee, in its oversight role, has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2005, and the notes thereto.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, which includes, among other items, the auditors’ responsibilities, any significant issues arising during the audit, and any other matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received written disclosures and the letter from Deloitte regarding its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Deloitte its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

SUBMITTED BY THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

John V. Giovenco (Chairman)

Michael Ornest

Bruce A. Leslie

April 4, 2006

Compensation Committee Report on Executive Compensation for Fiscal Year 2005

The Compensation Committee of the Board of Directors, which is composed entirely of independent outside directors, is responsible for determining and approving, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer, providing assistance and recommendations with respect to compensation policies and practices of the Company, and assisting with the administration of the Company’s compensation plans.

In order to attract and retain well-qualified key executives, which the Compensation Committee believes is crucial to the Company’s success, the Compensation Committee’s general approach to compensating such executives is to pay cash salaries that are commensurate with the executives’ experience and expertise and, where relevant, are competitive with the salaries paid to key executives in the Company’s industry and primary geographic locations. In addition, to align its key executives’ compensation with the Company’s business strategies, values and management initiatives, both short and long term, the Compensation Committee may, with the Board’s approval, authorize the payment of discretionary bonuses based upon an assessment of each such executive’s contributions to the Company. In general, the Compensation Committee believes that these discretionary bonuses should be related to the Company’s and the executive’s performance.

On or about the end of each year, the Company’s Chief Executive Officer and other members of senior management prepare a schedule of recommended incentive bonuses for the Company’s top management personnel and certain other employees. Such recommendations are based, among other things, upon (a) the Company’s performance, (b) the performance of the relevant property or division of the Company, (c) the executive’s contribution to the progress of the Company and the relevant property or division, (d) the executive’s compensation history, (e) an evaluation by the Chief Executive Officer and other members of senior management of the efforts expended by the individual towards the furtherance of the corporate goals, (f) an evaluation of the executive’s potential for advancement and value towards the long-term future of the Company and (g) competitive compensation levels. The Compensation Committee reviews each proposed incentive bonus individually with the Chief Executive Officer. After making any adjustments required by the Compensation Committee, such bonuses are generally paid in the first quarter of the following fiscal year.

The Compensation Committee also believes that stock ownership by key executives provides a valuable incentive for such executives and helps align executives’ and stockholders’ interests. The Committee has historically made such grants to the executive officers to facilitate these objectives. The Compensation Committee believes that the key officers of the Company have provided excellent services and been diligent in their commitment to the Company. The Compensation Committee believes that stock ownership by such officers provides an important incentive for their continued efforts and diligence and intends for awards to such executive officers to be performance based.

The Company believes that unvested options are a major tool to encourage retention. The Company also favors longer vesting periods, usually five years, than is common at many other companies. The longer vesting period encourages the executives to think about the long-term prospects of the Company. It also creates greater likelihood of in-the-money, unvested options. The Company generally does not award options every year to each executive, as do many companies, but intends, in most cases, to consider executives for new grants midway though the five year vesting of prior grants. The fact that grants are not made every year affects the size of the grants when made every few years. By having overlapping grants with five-year vesting, and assuming that the Company’s stock price continues to rise, the Company’s executives will generally have in-the-money, unvested options.

In 2005, the Compensation Committee retained an outside executive compensation specialist to assist in the design of the 2005 Equity and Performance Incentive Plan. The compensation specialist also reviewed the gaming industry and the compensation practices and levels of the Company’s competitors. The Compensation Committee has relied on the results of this analysis as the basis for certain assessments regarding executive compensation.

For 2005, Mr. Lee’s annual salary and bonus were $875,000 and $1,312,500, respectively, both in accordance with the terms of his employment agreement. This includes a $656,250 deferred bonus payable in three annual installments commencing in January 2007. Mr. Lee also received a deferred bonus in 2004, the first installment of which was paid in January 2006. To receive the deferred bonus, Mr. Lee must continue to be employed by the Company on the deferred payment date, unless the reason for cessation of employment is death, disability or a change of control of the Company. Pursuant to his employment agreement, Mr. Lee received a stock option grant in 2005 covering 600,000 shares. Mr. Lee did not receive a stock option grant in 2003 or 2004.

The Compensation Committee determines Mr. Lee’s annual salary based on competitive data and the recommendation and analysis of the executive compensation specialist. Mr. Lee’s bonus is dependent on the Company meeting certain performance goals, as determined on an annual basis by the Compensation Committee.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company’s chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The Committee’s intent is to design compensation awards that will be deductible without limitation where doing so will further the purposes of the Company’s executive compensation program. The 2005 Equity and Performance Incentive Plan provides tools for the Committee to accomplish that intent. Mr. Lee’s 2005 bonuses were awarded under such Plan. The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions and could, in certain circumstances, approve and authorize compensation that is not fully tax deductible if the Committee determines that is in the best interest of the Company.

April 4, 2006

Compensation Committee

Lynn P. Reitnouer (Chairman)

Richard J. Goeglein

James L. Martineau

Performance Graph

Set forth below is a graph comparing the cumulative total stockholder return for Pinnacle Common Stock with the cumulative total returns for the Dow Jones Industry Group CNO—Casinos & Gambling (“Dow Jones Casino Index”) and the New York Stock Exchange Market Index (“NYSE Market Index”). The total cumulative return calculations are for the period commencing December 31, 2000 and ending December 31, 2005, and include the reinvestment of dividends. Note that on October 10, 2000, shareholders approved the acquisition of the Company by an affiliate of Colony Capital for $24 per share plus up to an additional $1 per share under certain circumstances. The transaction was terminated by mutual consent in January 2001, after Colony attempted but was unable to arrange financing on terms acceptable to it. Management believes this to have been a contributing factor to the decline in the Company’s share price experienced during 2001. Further note that most of the Company’s current management team joined the Company subsequent to December 31, 2000.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG THE COMPANY, NYSE MARKET INDEX & DOW JONES CASINO INDEX

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Pinnacle Entertainment, Inc.	$100.00	$44.67	$51.33	$69.04	$146.52	$183.04
Year over Year Percentage Change		(55.33)%	14.91%	34.50%	112.22%	24.92%
Dow Jones Casino Index	$100.00	$110.19	$121.27	$186.00	$245.03	$246.20
Year over Year Percentage Change		10.19%	10.06%	53.38%	31.74%	0.48%
NYSE Market Index	$100.00	$89.79	$71.99	$92.73	$104.38	$111.64
Year over Year Percentage Change		(10.21)%	(19.82)%	28.81%	12.56%	6.96%

The above graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

*	Assumes $100 invested on December 31, 2000 in Pinnacle Common Stock, Dow Jones Casino Index and NYSE Market Index. Total return assumes reinvestment of dividends. Values are as of December 31 of each year.

Certain Relationships and Related Transactions

The information under the heading “—Selection of Nominees for Director” relating to relationships described therein that the Board took into account in making its determination that each nominee is an independent director is incorporated herein by reference as applicable.

The Company reimburses Mr. Lee for his business use of an aircraft he owns at the rate of $500 per hour. The amount of the reimbursements paid in 2005 for usage in 2004 was approximately $77,000; and, reimbursements to be paid in 2006 for usage in 2005 are expected to be approximately $30,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports furnished to the Company during or with respect to the year ended December 31, 2005 pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), all required reports on Form 3, Form 4 and Form 5 were timely filed by the Company’s directors, officers and 10% stockholders except in the following instances: (1) on May 10, 2005, Form 4 reports were inadvertently filed late on behalf of each of Mr. Daniel R. Lee, Chairman of the Board of Directors and Chief Executive Officer, Mr. Wade W. Hundley, President, and directors Mr. John V. Giovenco, Mr. Richard J. Goeglein, Mr. Bruce A. Leslie, Mr. James L. Martineau, Mr. Michael Ornest, Mr. Timothy J. Parrott and Mr. Lynn P. Reitnouer, to report options that were granted by the Company to each such officer or director on May 3, 2005; (2) on May 5, 2005, a Form 4 report was inadvertently filed late on behalf of Mr. Hundley to report options he was granted on May 2, 2005; (3) on May 6, 2005, an amended Form 4 was filed on behalf of Mr. Leslie to change the number of Phantom Stock Units beneficially held after each of the three reported transactions from 14,170 to 15,261, 14,764 to 15,855 and 15,235 to 16,326, in order to correct an error in the amounts disclosed in his original Form 4 filed on April 1, 2005; and (4) on March 23, 2005, an amended Form 4 was filed on behalf of Mr. Martineau to reduce the number of shares reported as beneficially owned from 25,191 to 7,791 in order to correct the amount disclosed in his original Form 4 filed on August 18, 2004, which inadvertently included the number of options to purchase the Company’s common stock he held in the total number of shares of common stock reported as beneficially owned.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the name, number of shares and percent of the outstanding Pinnacle Common Stock beneficially owned as of March 31, 2006 (except where a different date is indicated below) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Pinnacle Common Stock, each director, each Named Officer, and all directors and executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals identified or described and is not within the direct knowledge of the Company. Unless otherwise indicated below, the address of each person or entity listed below is c/o Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, NV 89109.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Outstanding (a)
FMR Corp.	4,723,300	(b)	9.85%
Penn Capital Management, Inc.	2,504,213	(c)	5.22%
Daniel R. Lee	991,701	(d)	2.00%
Wade W. Hundley	394,000	(e)	*
Michael Ornest	222,362	(f)	*
Stephen H. Capp	192,043	(g)	*
John A. Godfrey	172,000	(h)	*
Lynn P. Reitnouer	92,715	(i)	*
John V. Giovenco	76,000	(j)	*
Alain Uboldi	62,000	(k)	*
Bruce A. Leslie	49,924	(l)	*
James L. Martineau	46,510	(m)	*
Timothy J. Parrott	30,083	(n)	*
Richard J. Goeglein	10,000	(o)	*
Current directors and executive officers as a group (12 persons)	2,339,338	(p)	4.88%

*	Less than one percent (1%) of the outstanding common shares.

(a)	Assumes exercise of stock options beneficially owned by the named individual or entity into shares of Pinnacle Common Stock. Based on 47,942,292 shares outstanding as of March 31, 2006.

(b)	Based solely on information in Schedule 13G/A dated February 14, 2006 filed by FMR Corp with the Securities and Exchange Commission (“SEC”). Of the shares reported as beneficially owned by FMR Corp., including certain of its wholly-owned subsidiaries, FMR Corp. has sole power to vote or to direct the vote of 2,488,400 of such shares, and sole power to dispose of or to direct the disposition of all 4,723,300 shares.

Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,289,100 shares, or 4.77% of the Company’s common stock outstanding, as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “Funds”). Edward C. Johnson 3d, (Chairman of FMR Corp.), FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,289,100 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 507,083 shares or 1.06% of the common stock outstanding of the Company as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 507,083 shares, and sole power to vote or to direct the voting of all of such shares.

Fidelity International Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1) pursuant to an SEC No-Action letter dated October 5, 2000, is the beneficial owner of 1,927,117 shares or 4.02% of the common stock outstanding of the Company. A partnership controlled predominantly by members of the family of Edward C. Johnson 3d (Chairman of FMR Corp.) and FIL, or trusts for their benefit, owns 38% of the voting shares of FIL. FMR Corp. and FIL are separate and independent corporate entities and have taken the position that they are not acting as a “group” for purposes of the Securities Exchange Act of 1934.

(c)	Based solely on information obtained from a Form 13F filed by Penn Capital Management Co. Inc. (“Penn Capital”) with the SEC on January 26, 2006. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in Penn Capital’s Form 13F. Penn Capital’s address is 457 Haddonfield Road, Ste. 210, Cherry Hill, NJ 08002.

(d)	Includes 985,801 shares of Pinnacle Common Stock which Mr. Lee has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(e)	Includes 379,000 shares of Pinnacle Common Stock which Mr. Hundley has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(f)	Includes 6,000 shares of Pinnacle Common Stock which Mr. Ornest has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006. These shares also include 91,362 shares of Pinnacle Common Stock owned by the Harry and Ruth Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares exclude 70,000 shares of Pinnacle Common Stock owned by the Ornest Family Foundation, as to which Mr. Ornest has no interest.

(g)	Includes 192,043 shares of Pinnacle Common Stock which Mr. Capp has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(h)	Includes 170,000 shares of Pinnacle Common Stock which Mr. Godfrey has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(i)	Includes 25,600 shares of Pinnacle Common Stock which Mr. Reitnouer has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006. Also includes 17,115 shares of Pinnacle Common Stock credited to Mr. Reitnouer’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(j)	Includes 16,000 shares of Pinnacle Common Stock which Mr. Giovenco has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(k)	Includes 62,000 shares of Pinnacle Common Stock which Mr. Uboldi has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(l)	Includes 26,600 shares of Pinnacle Common Stock which Mr. Martineau has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006. Also includes 12,119 shares of Pinnacle Common Stock credited to Mr. Martineau’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(m)	Includes 16,000 shares of Pinnacle Common Stock which Mr. Leslie has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006. Also includes 19,924 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(n)	Includes 11,200 shares of Pinnacle Common Stock which Mr. Parrott has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006. Also includes 18,883 shares of Pinnacle Common Stock credited to Mr. Parrott’s deferred compensation account under the Company’s Amended and Restated Directors Deferred Compensation Plan.

(o)	Includes 10,000 shares of Pinnacle Common Stock which Mr. Goeglein has the right to acquire upon the exercise of options exercisable within 60 days of March 31, 2006.

(p)	Includes 1,900,244 shares of Pinnacle Common stock of which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase Pinnacle Common Stock exercisable within 60 days of March 31, 2006. Excluding such shares, the directors and executive officers of the Company have beneficial ownership of 439,094 shares of Pinnacle Common Stock, which represents 0.9% of the shares of Pinnacle Common Stock outstanding as of March 31, 2006.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN (Item No. 2 on Proxy Card)

In 2005, the Board adopted and the stockholders approved the Company’s 2005 Equity and Performance Incentive Plan (the “Plan”). The original Plan authorized for issuance up to an aggregate of 3,000,000 shares of Common Stock of the Company, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements (as such terms are defined in the Plan) which are forfeited, expire or otherwise terminate without the issuance of shares after the effective date of the Plan.

On March 13, 2006, the Company, along with its wholly-owned subsidiary, PNK Development 1, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aztar Corporation, a Delaware corporation (“Aztar”). Under the terms of the Merger Agreement, the Company will acquire Aztar in a cash merger, subject to the terms and conditions of the Merger Agreement. The acquisition by the Company of Aztar, whether under the existing Merger Agreement or otherwise is referred to as the “Aztar Acquisition.”

The Company is proposing that its stockholders approve an amendment to the Plan to increase by 1,500,000 the number of shares of the Company’s Common Stock that may be issued thereunder, to be effective only upon, and subject to, the consummation of the Aztar Acquisition. The amendment would also increase the maximum aggregate number of shares which may be subject to incentive stock options under the Plan from 3,000,000 to 4,500,000, to be effective only upon, and subject to, the consummation of the Aztar Acquisition. If the Aztar Acquisition is not consummated, then the proposed amendment to the Plan would not become effective. The Board of Directors has approved the increase in the number of shares reserved for issuance under the Plan and the incentive stock option limit conditioned upon the consummation of the Aztar Acquisition, subject to approval from stockholders at the Annual Meeting.

Of the 3,000,000 shares originally available for issuance under Plan awards (excluding any additional shares available under the Plan as a result of forfeiture, expiration or other termination of awards under the Prior Plans and Individual Arrangements), as of March 31, 2006, there remained 1,511,315 shares under the Plan available for awards. The Aztar Acquisition, if consummated, would result in substantial increase in the size of the Company. The Aztar Acquisition would also result in full vesting and cash out of all outstanding stock options of Aztar Corporation, so that no options of Aztar Corporation would be assumed by the Company. The Board therefore believes that if the Company consummates the Aztar Acquisition, it will need to increase the number of management personnel (whether through retaining existing Aztar management employees or hiring additional management personnel, or a combination thereof). The Board believes that an increase in the number of shares issuable under the Plan is necessary in order to provide appropriate incentive to attract and retain such management personnel.

Accordingly, stockholders are requested to approve the amendment to the Plan to increase by 1,500,000 the maximum number of shares of Common Stock of the Company that may be issued or subject to awards under the Plan and the incentive stock option limit, such amendment to become effective only upon, and subject to, the consummation of our acquisition of Aztar.

Required Vote

Affirmative votes representing a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal, provided that the total votes cast on the proposal represent more than 50% of all shares entitled to vote on the proposal. According to NYSE rules, a vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal, unless the votes otherwise cast constitute less than over 50% of all shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN.

Purpose of the Plan

The Board of Directors believes that the Plan as proposed to be amended is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards. The Plan as proposed to be amended will also permit the award of other stock unit awards or performance awards payable in cash or shares, or the award of restricted stock with restrictions lapsing on the attainment of performance goals, to certain executive officers of the Company which will qualify as “performance based” compensation under Section 162(m) of the Code, as discussed below.

Status of Prior Plans and Individual Arrangements

Upon the approval of the Plan at the 2005 Annual Meeting, the Company canceled the Prior Plans, so that no further grants or awards will be made under the Prior Plans. However, grants and awards made under the Prior Plans before their cancellation will continue in effect. In addition, the Individual Arrangements granted to Mr. Lee and Mr. Capp concurrently with their hiring in 2002 and 2003, respectively, will continue in effect.

Summary of the Plan

The following is a summary of the key provisions of the Plan, assuming that stockholders approve this Proposal 2. This summary does not purport to be a complete description of all the provisions of the Plan, and it is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan has been filed with the SEC with this proxy statement, and any stockholder who desires to obtain a copy of the Plan may do so by written request to the Company Secretary at the Company’s headquarters in Las Vegas, Nevada.

Shares Subject to the Plan

Up to an aggregate of 3,000,000 shares of common stock of the Company, plus up to an aggregate of an additional 1,500,000 shares subject to and effective only upon the consummation of the Aztar Acquisition, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements which are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan, are authorized for issuance under the Plan. However, the maximum aggregate number of shares which may be subject to ISOs (as defined below) will be 3,000,000 shares plus, effective only upon and subject to, the consummation of the Aztar Acquisition, an aggregate of an additional 1,500,000 shares. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 1.4 shares for every one share granted. The aggregate number of shares available under the Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split or similar transaction.

If any shares subject to an award under the Plan or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or are terminated without issuance of such shares, or are settled for cash or otherwise do not result in the issuance of such shares, the shares shall again be available for awards under the Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 shares if such shares were subject to awards other than options or stock appreciation rights granted under the Plan. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the Plan.

In assessing compensation and establishing the Company’s equity and performance based plans, the Compensation Committee will take into account measures used within the industry that it finds to be in the best interests of the Company. The Compensation Committee will also consider guidance regarding compensation that is or becomes available from stockholder rights organizations and similar external sources.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any 12-month period with respect to more than 1,500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any 12-month period with respect to more than 750,000 shares, and (4) the maximum dollar value payable to any participant in any 12-month period with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $2,500,000. The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction during any fiscal year of the Company or portion thereof. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a 12-month period. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Committee may determine.

Administration of the Plan

The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) consisting of two or more directors of the Company who are both (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Code (as defined below). The Committee has extremely broad discretion and power in interpreting and operating the Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Code for compensation paid to certain executive officers, see “—Federal Income Tax Matters—$1,000,000 Limit on Deductible Compensation.”

Types of Awards

Awards under the Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards or dividend equivalents. The nature of each of such types of awards is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Committee in its discretion, consistent with the provisions of the Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options

Two types of options may be granted under the Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options not so qualified for favorable federal income tax treatment (“NSOs”).

Stock Appreciation Rights

The Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors of the Company. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing shares on the exercise of a stock appreciation right, the Committee may in its sole discretion elect to pay the cash value of such shares. The Committee will not, however, take any action regarding a stock appreciation right, or otherwise under the Plan, that could subject a participant to a penalty tax under Section 409A of the Code.

Restricted Stock

The Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals.

Other Stock Unit Awards

The Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Committee, and may be payable in the form of cash or shares.

Performance Awards and Code Section 162(m) Provisions

The Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Committee shall determine the relevant performance goals and the performance period.

The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization

(“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In setting performance goals, the committee may specify objective adjustments to any of the foregoing measures for items that it determines will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the performance period. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.

The performance period shall be determined by the Committee, but shall not be shorter than six months nor longer than five years.

Performance awards will generally be paid only after the end of the relevant performance period, and may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment.

The Company intends that performance awards granted to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code will qualify as “performance based” compensation. The Company likewise intends that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation.

In the case of any performance awards, restricted stock, or other stock unit award that is intended to constitute “performance based” compensation, the performance goals and other terms and conditions of the award will be set by the Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Committee within the first 90 days of the performance period.

The Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute “performance based” compensation. The Committee may not waive the achievement of the applicable performance goals, except in the case of death or disability of the participant, or the occurrence of a change in control of the Company.

Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute “performance based” compensation, the Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as “performance based” compensation within the meaning of Section 162(m) of the Code.

The Committee shall have the power to impose such other restrictions on awards intended to constitute “performance based” compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute “performance based” compensation within the meaning of Section 162(m), or which are not inconsistent with such requirements.

Unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than stock options or stock appreciation rights shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable law or rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan.

Dividend Equivalents

The Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award. The Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a 10% shareholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, the aggregate fair market value of shares of common stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of common stock of the Company already owned by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Committee, but all options and stock appreciation rights shall expire within 10 years of the date of grant. ISOs granted to 10% shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

No Repricing

The Committee has no authority to reprice any option, to reduce the base price of any stock appreciation right, or cancel any option when the fair market value of shares is less than the option’s exercise price per share.

Termination of Employment; Death or Disability

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for a maximum period of 90 days after the termination of employment, whichever is earlier (unless otherwise determined by the Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s vested and unvested options shall be exercisable for the remainder of their original term or for 36 months after the date of death or permanent disability, whichever is earlier (unless otherwise determined by the Committee in an individual award agreement or otherwise). After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Committee in its discretion. If a participant’s employment is terminated for cause, all of his awards may be immediately terminated and canceled, in the Committee’s discretion.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the Plan, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the common stock of the Company (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Committee deems appropriate in its discretion. The Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.

Rights as a Stockholder

The recipient of an option or stock appreciation right will have no rights as a stockholder with respect to shares of Company common stock covered by an option or stock appreciation right until the date such recipient becomes a holder of record of such shares, unless the Committee, in its discretion, elects to grant the participant dividend equivalent rights in connection with such option or stock appreciation right. The recipient of restricted stock or of an other stock unit award will generally have all the rights of a shareholder with respect to the shares of common stock of the Company issued pursuant to such award, including the right to vote such shares, but any dividends and distributions with respect to such shares will generally be subject to the same vesting restrictions, if any, as the underlying shares.

Assignability of Options, Stock Appreciation Rights and Other Awards

An ISO granted under the Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except as the Committee may determine in its discretion. With the consent of the Committee, an award under the Plan other than an ISO may be assigned, in whole or in part, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.

Duration, Termination and Amendment of the Plan

The Plan became effective on the date of its adoption by the Board. The Plan shall continue in effect for 10 years thereafter. The Board of Directors, however, may suspend or terminate the Plan at any time. However, unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than options or stock appreciation rights shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan. The suspension or termination of the Plan will generally not affect the validity of any option, stock appreciation right, restricted stock, other stock unit award, performance award or dividend equivalent outstanding on the date of termination.

The Board of Directors may also amend the Plan at any time, except that the Board will not amend the Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board will not amend the Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the Plan, (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision prohibiting the Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the Plan shall amend or impair any rights or obligations under any award theretofore granted under the Plan without the written consent of the holder of the affected award.

New Plan Benefits

Awards to be received by participants in the Plan as a result of the proposed Plan amendment are not determinable at this time because the Committee, in its discretion, will determine the nature and performance criteria for any award provided under the Plan at the time of grants. Performance awards in particular are dependent upon a combination of performance criteria, including net sales, EBITDA, earnings per share, return on stockholders’ equity, division, group or corporate financial goals, and other factors. As a result, the grants that may be awarded under the Plan are not determinable until the Committee assesses the criteria relevant to each individual participant for the particular performance period of the award. For similar reasons, the Company cannot determine the awards that would have been granted during the 2005 fiscal year under the Plan if it had been in place during that year.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of common stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of common stock of the Company upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

Stock Appreciation Rights

A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If an other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). Compensation is performance based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, since the stockholders have approved the Plan, the stock options and stock appreciation rights granted thereunder will satisfy the requirements to be treated as performance based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. As discussed above, the Company intends that restricted stock, other stock unit awards, and performance awards granted to executive officers whose compensation is subject to the deduction limit of Section 162(m) will also qualify as performance based compensation.

Excess Parachute Payments

Under Section 4999 of the Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards upon a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company common stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize “cashless withholding.”

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item No. 3 on Proxy Card)

The Audit Committee has appointed Deloitte & Touche LLP to audit our consolidated financial statements for the 2006 fiscal year, and to audit the effectiveness of internal control over financial reporting and management’s assessment of internal control over financial reporting, as of December 31, 2006. This appointment is being presented to stockholders for ratification at the Annual Meeting. Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors is not required by the Company’s Restated Bylaws or otherwise. The Company is submitting the appointment of Deloitte & Touche LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

Required Vote

The action of the Audit Committee in appointing of Deloitte & Touche LLP as the Company’s independent auditors for the 2006 fiscal year will be ratified upon the approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2006.

Audit and Related Fees

Fees Paid to Independent Auditor

The following table shows fees that the Company paid (or accrued) for professional services rendered by Deloitte & Touche LLP for fiscal years 2005 and 2004.

Fee Category	2005	2004
Audit Fees	$1,381,390	$1,727,974
Audit-Related Fees		0
Tax Fees	236,091	143,363
All Other Fees	0	0

Total All Fees	$1,617,481	$1,871,337

Audit Fees

Audit fees for 2005 and 2004 relate to professional services rendered by Deloitte & Touche LLP in connection with reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, certain procedures in connection with registration statements and prospectus supplements and other offering documents, and the audit of the Company’s financial statements and effectiveness of internal control over financial reporting and management’s assessment of internal control over financial reporting (as required by the Sarbanes-Oxley Act).

Audit-Related Fees

Except as described above, Deloitte & Touche LLP did not bill any fees for, or provide to the Company, any assurance or related services rendered in 2005 or 2004 that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

Fees billed for 2005 and 2004 relate to tax compliance and tax advice and planning services rendered by Deloitte & Touche LLP.

All Other Fees

Except as described above, Deloitte & Touche LLP did not bill the Company for any fees for, or deliver or render to the Company, any other products or services in 2005 or 2004.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted formal policies and procedures with regard to the approval of all professional services provided to the Company by Deloitte & Touche LLP. Below is a summary of the 2005 policies and procedures.

With regard to “Audit” services, in 2005, the Audit Committee pre-approved the proposed budget for Deloitte & Touche LLP’s audit and Sarbanes-Oxley attestation of the Company’s financial statements, plus up to an additional amount for audit services not included in the budget.

With regard to “Audit-Related” services, in 2005, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte & Touche LLP only if these services more logically can be performed by the accounting firm than by other qualified accounting firms.

With regard to “Tax” services, in 2005, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte & Touche LLP only if these services more logically can be performed by the accounting firm than by other qualified accounting firms.

With regard to “Other” services, in 2005, the Audit Committee pre-approved the expenditure of up to a certain amount for services included on a pre-approved list. The Audit Committee’s policy is to use Deloitte & Touche LLP for such services only if it has been determined that (a) Deloitte & Touche LLP’s services are “synergistic” and utilizing Deloitte & Touche LLP creates efficiencies, minimizes disruption or preserves confidentiality or (b) Deloitte & Touche LLP possesses unique or superior qualifications to provide such services. The Audit Committee is able to pre-approve exceptions to this policy.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under the Company’s Bylaws, stockholders who wish to present proposals for action, or to nominate directors, at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Bylaws. The Bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of this year’s Annual Meeting (i.e., no earlier than January 10, 2007 and no later than February 9, 2007). If, however, the Company advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the stockholder must be given not earlier than 120 days in advance of such meeting and not after the later of (i) 90 days in advance of such meeting or, (ii) the tenth day following the first public announcement of the date of such meeting by the Company. Stockholder notices must contain the information required by Section 1 of Article I of the Company’s Bylaws.

In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by the Secretary of the Company no later than December 11, 2006 if the next annual meeting were held on or near May 10, 2007. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company’s solicitation is made. If the Company does not have notice of a matter to come before the next annual meeting by February 9, 2007 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the anniversary of this Annual Meeting, then by the date described in the preceding paragraph relating to such delay or advance in the meeting date), the Company’s proxy for such meeting will confer discretionary authority to vote for such matter. Further, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s then current Bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

The Company’s Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report on Executive Compensation,” “The Audit Committee Report” and “Performance Graph” and the Company-operated websites referenced in this Proxy Statement shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2005 AND ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, FILED WITH THE SEC FOR FISCAL YEAR 2005 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3800 HOWARD HUGHES PARKWAY, LAS VEGAS, NV 89109, ATTENTION: INVESTOR RELATIONS.

APPENDIX

2005 Equity and Performance Incentive Plan, As Amended

(Amendment To Be Voted On Is Underlined)

PINNACLE ENTERTAINMENT, INC.

2005 EQUITY AND PERFORMANCE INCENTIVE PLAN

PINNACLE ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2005 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article 2.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE I.

PURPOSE OF THE PLAN

1.1 Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II.

DEFINITIONS

2.1 “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2 “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5 “Board” shall mean the board of directors of the Company.

2.6 “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7 “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii) The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or

(iv) During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under IRS Notice 2005-1 or successor IRS guidance. For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9 “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.

2.10 “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11 “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12 “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

2.13 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14 “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15 “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16 “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17 “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20 “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Individual Arrangements” means the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, and the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee.

2.23 “Limitations” shall have the meaning set forth in Section 3.2.

2.24 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.25 “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.26 “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.27 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.28 “Payee” shall have the meaning set forth in Section 13.1.

2.29 “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.30 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.31 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.33 “Prior Plans” shall mean, collectively, the Company’s 1993, 1996, 2001 and 2002 Option Plans, as amended.

2.34 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35 “Restricted Period” shall have the meaning set forth in Section 7.1.

2.36 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37 “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.

2.38 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.39 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.40 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.41 “Aztar” shall mean Aztar Corporation, a Delaware corporation.

2.42 “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of March 13, 2006, by and among the Company, with its wholly-owned subsidiary, PNK Development 1, Inc., and Aztar.

2.43. “Aztar Acquisition” shall mean the acquisition by the Company of Aztar, whether under the existing Merger Agreement or otherwise.

ARTICLE III.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 3,000,000 Shares shall be authorized for grant under the Plan, plus up to an aggregate of an additional 1,500,000 Shares subject to and effective only upon the consummation of the Aztar Acquisition, plus any Shares subject to awards granted under the Prior Plans and Individual Arrangements, which such awards are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 1.4 Shares for every one Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans or Individual Arrangements is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c) In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2 Limitations on Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 750,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV.

ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2 Administration.

(a) The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.

(b) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(d) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-l(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-l(f) of the Exchange Act.

ARTICLE V.

OPTIONS

5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2 Award Agreements. All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded.

5.4 Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5 Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6 Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7 Incentive Stock Options. With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 3,000,000 Shares plus up to an aggregate additional 1,500,000 Shares subject to and effective only upon the consummation of the Aztar Acquisition. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.9 Disability of Participant. If a Participant holds Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Options that were vested or unvested as of the date of termination until the end of the original term or for a period of

36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.10 Death of Participant. If a Participant holds Options on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 may exercise the Options that were vested or unvested as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI.

STOCK APPRECIATION RIGHTS

6.1 Grant and Exercise. The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares, or cash to the extent permissible without penalty to the Participant under Section 409A of the Code.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant. The Committee shall take no action under this Article 6 that would subject a Participant to a penalty tax under Section 409A of the Code.

6.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.4 Disability of Participant. If a Participant holds Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Stock Appreciation Rights that were vested or unvested as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.5 Death of Participant. If a Participant holds Stock Appreciation Rights on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or under Section 12.3 may exercise the Stock Appreciation Rights that were vested or unvested as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee).

If the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or under Section 12.3 does not exercise the Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII.

RESTRICTED STOCK AWARDS

7.1 Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2 Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3 Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

ARTICLE VIII.

OTHER STOCK UNIT AWARDS

8.1 Other Stock Unit Awards. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

8.2 Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX.

PERFORMANCE AWARDS

9.1 Terms of Performance Awards. Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than six months nor longer than five years. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

ARTICLE X.

CODE SECTION 162(m) PROVISIONS

10.1 Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2 Performance Criteria. If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In setting performance goals, the committee may specify objective adjustments to any of the foregoing measures for items that it determines will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the Performance Period. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3 Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4 Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

10.5 Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.

ARTICLE XI.

CHANGE OF CONTROL PROVISIONS

11.1 Impact of Change of Control. The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (c) all Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2 Assumption Upon Change of Control. Notwithstanding the foregoing, the terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, each Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.

ARTICLE XII.

GENERALLY APPLICABLE PROVISIONS

12.1 Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

12.3 Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a) Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b) Effect of No Designation. If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) Death of Spouse or Dissolution of Marriage. If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4 Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5 Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

ARTICLE XIII.

MISCELLANEOUS

13.1 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3 Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4 Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.

13.5 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9 Construction. All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12 Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company. After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan. If the stockholders do not approve this Plan in the manner set forth in the first sentence of this Section 13.12, this Plan, and all Awards granted hereunder, shall be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan. Notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of this Plan, no Awards other than Options or Stock Appreciation Rights shall be made to Covered Employees following the date of such meeting. Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14 Effect on Prior Plans. On the approval of this Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plans shall be cancelled and no further grants or awards shall be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms. Grants and awards made under the Individual Arrangements shall likewise continue in effect in accordance with their terms.

13.15 Other Company Compensation Plans. Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.

13.16 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

PINNACLE ENTERTAINMENT, INC.

PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2006

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Daniel R. Lee and John A. Godfrey, or either of them, with full power of substitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2006 Annual Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY, “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN AND “FOR” RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

PINNACLE ENTERTAINMENT, INC.

May 10, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Eight Directors:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Daniel R. Lee John V. Giovenco Richard J. Goeglein Bruce A. Leslie James L. Martineau Michael Ornest Timothy J. Parrott Lynn P. Reitnouer

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

2. Approval of the amendment to the Company’s 2005 Equity and Performance Incentive Plan, such amendment to be subject to consummation of the acquisition of Aztar Corporation

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2006 fiscal year

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT, “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF ON OR BEFORE FEBRUARY 9, 2006.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.